Exhibit 99.Q1
LIMITED POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints J. Garrett Stevens, or any of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities to sign the Registration Statements of Exchange Traded Concepts Trust, a Delaware corporation, on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and any or all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

Dated: November 10, 2011	/s/ Gary L. French
Trustee

LIMITED POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints J. Garrett Stevens, or any of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities to sign the Registration Statements of Exchange Traded Concepts Trust, a Delaware corporation, on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and any or all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

Dated: November 10, 2011	/s/ Edward A. Kerbs
Trustee

LIMITED POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints J. Garrett Stevens, or any of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities to sign the Registration Statements of Exchange Traded Concepts Trust, a Delaware corporation, on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and any or all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

Dated: November 10, 2011	/s/ David M. Mahle
Trustee

LIMITED POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints J. Garrett Stevens, or any of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities to sign the Registration Statements of Exchange Traded Concepts Trust, a Delaware corporation, on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and any or all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

Dated: November 10, 2011	/s/ Mark A. Zurack
Trustee

LIMITED POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints J. Garrett Stevens, or any of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities to sign the Registration Statements of Exchange Traded Concepts Trust, a Delaware corporation, on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and any or all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

Dated: November 10, 2011	/s/ Richard Hogan
Treasurer and Secretary